UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2020

Elanco Animal Health Incorporated

(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Innovation Way Greenfield, Indiana (Address of principal executive offices)	46140 (Zip Code)

Registrant’s telephone number, including area code: (877) 352-6261

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, no par value	ELAN	New York Stock Exchange
5.00% Tangible Equity Units	ELAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 30, 2020, Elanco Animal Health Incorporated (“Elanco”) entered into an underwriting agreement (the “Underwriting Agreement”) with Bayer World Investments B.V., an indirect, wholly owned subsidiary of Bayer Aktiengesellschaft (the “Selling Shareholder”), and BofA Securities, Inc., Goldman Sachs & Co. LLC, and Credit Suisse Securities (USA) LLC as representatives (the “Representatives”) of the several underwriters named in Schedule I thereto (the “Underwriters”), relating to the sale by the Selling Shareholder of 54,500,000 shares of Elanco’s common stock, no par value (the “Common Stock”), at a public offering price of $30.25 per share (the “Offering”). In connection with the Offering, the Selling Shareholder granted the Underwriters an option to purchase up to an additional 8,175,000 shares of Common Stock (the “Optional Shares”). The Offering closed on December 3, 2020.

Elanco did not sell any shares in the Offering and will not receive any proceeds from the sale of the shares of Common Stock by the Selling Shareholder in the Offering.

The sale of Common Stock was made pursuant to Elanco’s existing registration statement on Form S-3 ASR (File No. 333-235991), dated January 21, 2020, as supplemented by the prospectus supplement dated November 30, 2020, filed by Elanco with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Selling Shareholder and also provides for customary indemnification by each of the Company, the Selling Shareholder and the Underwriters against certain liabilities.

The foregoing description of the Underwriting Agreement is not meant to be a complete description and is qualified in its entirety by the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report and is incorporated by reference as though fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated November 30, 2020, by and among Elanco Animal Health Incorporated, Bayer World Investments B.V., BofA Securities, Inc., Goldman Sachs & Co. LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named in Schedule I hereto.

5.1	Opinion of Barnes & Thornburg LLP.

23.1	Consent of Barnes & Thornburg LLP (included in Exhibit 5.1).

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Elanco Animal Health Incorporated

Date: December 3, 2020	By:	/s/ Michael-Bryant Hicks
Name: Michael-Bryant Hicks
Title: Executive Vice President, General Counsel and Corporate Secretary